Exhibit 10.1

FIRST AMENDMENT TO
CREDIT AGREEMENT
AND
GUARANTY AND SECURITY AGREEMENT
DATED AS OF
OCTOBER 23, 2019
AMONG
RATTLER MIDSTREAM LP,
AS PARENT,
RATTLER MIDSTREAM OPERATING LLC,
AS BORROWER,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
THE LENDERS PARTY HERETO, AND
WELLS FARGO SECURITIES, LLC,
CREDIT SUISSE SECURITIES (USA) LLC,
JPMORGAN CHASE BANK, N.A., AND
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
AS JOINT LEAD ARRANGERS AND JOINT BOOKRUNNERS

FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTY AND SECURITY AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTY AND SECURITY AGREEMENT (this “Amendment”), dated as of October 23, 2019, is among: Rattler Midstream LP, a Delaware limited partnership (the “Parent”); Rattler Midstream Operating LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (together with the Parent, the “Guarantors”); each of the Lenders (as such term is defined in the Credit Agreement referred to below) party hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Parent, the Borrower, the Administrative Agent, and the Lenders are parties to that certain Credit Agreement, dated as of May 28, 2019 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Guarantors and the Administrative Agent are parties to that certain Guaranty and Security Agreement, dated as of May 28, 2019 (the “GSA”), which is the Guaranty and Security Agreement referred to in the Credit Agreement.
C.    Rattler OMOG LLC (“Rattler OMOG”) became a party to the GSA as a Grantor (as such term is defined in the GSA) thereunder on October 17, 2019 by delivering that certain Assumption Agreement to the Administrative Agent pursuant to Section 9.13 of the GSA.
D.    The Borrower has requested and the Lenders signatory hereto have agreed to amend certain provisions of the Credit Agreement and the GSA as set forth herein.
E.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants, and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement is hereby amended, effective as of the Amendment Effective Date (as defined below), as follows:

2.1    Amendments to Section 1.02.
(a)    The following definition is hereby amended and restated in its entirety to read as follows:
“Loan Documents” means this Agreement, the First Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, and the Security Instruments.
(b)    The following definitions are hereby added where alphabetically appropriate to read as follows:
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” has the meaning set forth in Section 12.20(b)(i).
“Covered Entity” has the meaning set forth in Section 12.20(b)(ii).
“Covered Party” has the meaning set forth in Section 12.20(a).
“Default Right” has the meaning set forth in Section 12.20(b)(iii).
“First Amendment” means that certain First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, by and among the Parent, the Borrower, the Administrative Agent, and the Lenders party thereto.
“First Amendment Effective Date” means October 23, 2019.
“OMOG JV” means OMOG JV LLC, a Delaware limited liability company.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“QFC” has the meaning set forth in Section 12.20(b)(iv).
“QFC Credit Support” has the meaning set forth in Section 12.20.
“Qualified Professional Asset Manager” has the meaning set forth in Section 12.19(a)(iii).
“Specified Joint Venture” means a joint venture specified in writing by the Borrower to the Administrative Agent, and disclosed in writing by the Administrative Agent to the Lenders as of October 17, 2019.
“Supported QFC” has the meaning set forth in Section 12.20.

“U.S. Special Resolution Regimes” has the meaning set forth in Section 12.20.
“Wink to Webster” means Wink to Webster Pipeline LLC, a Delaware limited liability company.
(c)    The definition of “Debt” is hereby amended by deleting from clause (iii) of the last sentence thereof the words “if, at the time such agreement is made, the Investment contemplated thereby could have been made pursuant to Section 9.05”.
2.2    Amendments to Section 9.05.
(a)    Section 9.05(k) is hereby amended by replacing the reference therein to “$150,000,000” with “$300,000,000”.
(b)    Section 9.05(n) is hereby amended and restated in its entirety as follows:
(n)    Investments in EPIC, Gray Oak, Wink to Webster, OMOG JV and the Specified Joint Venture, subject to (i) both prior to and after giving pro forma effect thereto, (A) no Default or Event of Default has occurred and is continuing, (B) the Consolidated Total Leverage Ratio does not exceed 4.50 to 1.00, and (C) Availability is not less than 10.0% of the total Commitments and (ii) the Credit Parties pledging the Equity Interests in EPIC, Gray Oak, Wink to Webster, OMOG JV and the Specified Joint Venture that such applicable Credit Parties acquire to the extent permitted by the applicable organizational documents of EPIC, Gray Oak, Wink to Webster, OMOG JV and the Specified Joint Venture.
(c)    A new subsection (q) is hereby added immediately after subsection (p) therein to read in its entirety as follows:
(q)    Investments in Wink to Webster and OMOG JV made prior to the First Amendment Effective Date.
2.3     Amendments to Article XII.
(a)    A new Section 12.19 is hereby added immediately after Section 12.18 therein to read in its entirety as follows:
Section 12.19    Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the other Agents and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any Guarantor, that at least one of the following is and will be true:

(i)    such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments;
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the other Agents and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any Guarantor, that none of the Administrative Agent, the other Agents nor any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, or administration and performance of the Loans, the Letters of Credit, the

Commitments, and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any other Loan Document or any documents related hereto or thereto).
(b)    A new Section 12.20 is hereby added immediately after Section 12.19 therein to read in its entirety as follows:
Section 12.20    Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 12.20, the following terms have the following meanings:

(i)    “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
(ii)    “Covered Entity” means any of the following:  (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
(iii)    “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
(iv)    “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
Section 3.    Amendment to GSA. In reliance on the representations, warranties, covenants, and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, Section 4.05(b) the GSA is hereby amended, effective as of the Amendment Effective Date, by deleting the word “Upon” at the start of the second sentence thereof, and replacing it with the words “Except as set forth on Schedule 5, upon”.
Section 4.    Designation of Unrestricted Subsidiary. The Borrower and the Parent have informed the Administrative Agent that on October 1, 2019, Rattler OMOG, a wholly-owned Restricted Subsidiary of the Borrower and a Guarantor, acquired a majority of the Equity Interests of OMOG JV LLC, a Delaware limited liability company (the “Designated Entity”). In reliance on the representations, warranties, covenants, and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, and solely if the Designated Entity now or at any time hereafter constitutes a Subsidiary under the Credit Agreement, effective as of the Amendment Effective Date, (a) the Borrower hereby designates the Designated Entity as an Unrestricted Subsidiary and (b) the parties hereto hereby consent to the designation of the Designated Entity as an Unrestricted Subsidiary and acknowledge and agree that (i) this Amendment constitutes written notification of such designation for purposes of Section 9.17(b) and (ii) such designation shall not reduce or utilize any amounts otherwise available for Investments pursuant to Section 9.05.
Section 5.    Conditions Precedent. This Amendment shall become effective on the date (such date, the “Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
5.1    The Administrative Agent shall have received from Lenders constituting Majority Lenders, the Guarantors, and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

5.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
5.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 6.    Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect following the effectiveness of this Amendment.
6.2    Ratification and Affirmation; Representations and Warranties. Each of the Guarantors and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date;
(ii)    no Default or Event of Default has occurred and is continuing; and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
6.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

6.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.6    Payment of Expenses. To the extent required pursuant to Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
6.7    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.9    Loan Document. This Amendment is a Loan Document.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	RATTLER MIDSTREAM OPERATING LLC

	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary

GUARANTORS:	RATTLER MIDSTREAM LP

	By:	Rattler Midstream GP LLC, its General Partner
	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary

TALL CITY TOWERS LLC

	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary

RATTLER OMOG LLC

	By:	Rattler Midstream Operating LLC, its sole member
	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT,	WELLS FARGO BANK, NATIONAL
ISSUING BANK AND LENDER:	ASSOCIATION, as Administrative Agent, Issuing
Bank and as a Lender

	By:	/s/ Andrew Ostrov
	Name:	Andrew Ostrov
	Title:	Director

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Christopher DiBiase
	Name:	Christopher DiBiase
	Title:	Director

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

	By:	/s/ Christopher Zybrick
	Name:	Christopher Zybrick
	Title:	Authorized Signatory

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ David Morris
	Name:	David Morris
	Title:	Authorized Officer

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	CITIBANK, N.A.

	By:	/s/ Jeff Ard
	Name:	Jeff Ard
	Title:	Vice President

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Sandra Salazar
	Name:	Sandra Salazar
	Title:	Managing Director

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BARCLAYS BANK PLC

	By:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Monica Pantea
	Name:	Monica Pantea
	Title:	Vice President

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	SUNTRUST BANK

	By:	/s/ Arize Agumadu
	Name:	Arize Agumadu
	Title:	Vice President

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	THE BANK OF NOVA SCOTIA, HOUSTON BRANCH

	By:	/s/ Ryan Knape
	Name:	Ryan Knape
	Title:	Director

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Nicholas T. Hanford
	Name:	Nicholas T. Hanford
	Title:	Vice President

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	GOLDMAN SACHS BANK USA, as a Lender

	By:	/s/ Nadia Garcia
	Name:	Nadia Garcia
	Title:	Authorized Signatory

SIGNATURE PAGE
FIRST AMENDMENT TO CREDIT AGREEMENT